                                                                    Exhibit d(8)

                              LETTER OF TRANSMITTAL

       To Accompany Certificates Formerly Representing Ordinary Shares of

                              WIZTEC SOLUTIONS LTD.


         This Letter is to be used by former holders of Ordinary Shares, each with New Israeli Shekel 1 par value (the "Shares"), of Wiztec Solutions Ltd., a company limited by shares duly registered under the laws of the State of Israel (the "Company"), to submit the enclosed certificate(s) for the purpose of exchanging such certificate(s) for payment of $25.00 per Share, for their Shares in connection with Convergys Israel Investment Ltd.'s compulsory acquisition pursuant to Section 236 of the Companies Ordinance [New Version], 5743-1983 (the "Compulsory Acquisition"). The instructions set forth in this Letter should be read carefully. Delivery of this Letter and certificates for Shares ("Share Certificates") to an address other than as set forth herein will not constitute a valid delivery.


----------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF CERTIFICATES SURRENDERED
------------------------------------------------------------ ---------------------------------------------------------
      Name(s) and Address(es) of Registered Holder(s)
 immediately prior to the Compulsory Acquisition
                    ("former holders")                            Share Certificate(s) and Share(s) Surrendered
             (Please fill in blank exactly as                         (Attach additional list if necessary)
        Name(s) Appear(s) on Share Certificate(s))
------------------------------------------------------------ ---------------------------- ----------------------------
                                                                                             Total Number of Shares
                                                                 Share Certificate              Represented by
                                                                     Number(s)*                 Certificate(s)*
                                                             ---------------------------- ----------------------------

                                                             ---------------------------- ----------------------------

                                                             ---------------------------- ----------------------------

                                                             ---------------------------- ----------------------------

                                                             ---------------------------- ----------------------------

                                                             ---------------------------- ----------------------------
                                                             Total Shares
----------------------------------------------------------------------------------------------------------------------
  *All Shares represented by Share Certificates delivered to the Company will be deemed to have been exchanged.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                    LOST, DESTROYED OR STOLEN SHARE CERTIFICATES
------------------------------------------------------------ ---------------------------------------------------------

[ ] Check here if Share Certificate(s) have been lost,
stolen or destroyed.                                          Number of Shares ....................................

------------------------------------------------------------ ---------------------------------------------------------




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Ladies and Gentlemen:

         The undersigned hereby submits to the Company the enclosed Share Certificate(s) for the purpose of exchanging such certificate(s) for payment of $25.00 per Share, without interest thereon, upon the terms and subject to the conditions set forth in this Letter. The Company will withhold Israeli taxation at source from the payment in accordance herewith if required to do so by law.

         The undersigned hereby represents and warrants that (a) immediately prior to the Compulsory Acquisition, the undersigned had full power and authority to submit, sell, assign and transfer the Shares represented by the Share Certificate(s) submitted, and (b) that immediately prior to the Compulsory Acquisition, the undersigned had good, marketable and unencumbered title to the Shares, free and clear of all liens, restrictions, charges and encumbrances, and the Shares were not subject to any adverse claim. The undersigned, upon request, shall execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange herein, including documents to establish an exemption from Israeli taxation, if applicable.

         Unless otherwise indicated herein under "Special Payment Instructions," the Company will issue a check in payment for the Shares delivered in the name(s) of the registered holder(s) appearing under "Description of Certificates Surrendered," above. Similarly, unless otherwise indicated under "Special Delivery Instructions," the Company will mail the check for Shares delivered to the address(es) of the registered holder(s) appearing under "Description of Certificates Surrendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, the Company will issue the check for the Shares delivered in the name(s) of, and deliver such check to, the person(s) so indicated.


---------------------------------------------------------       -----------------------------------------------------

              SPECIAL PAYMENT INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 3, 4 AND 5)                                 (SEE INSTRUCTIONS 3, 4 AND 5)

To be  completed  ONLY if the check for the Shares is to        To be completed  ONLY if the check for the Shares is
be  issued  in  the  name  of  someone  other  than  the        to be sent to someone  other  than the  undersigned,
undersigned.                                                    or to the  undersigned  at the  address  other  than
                                                                that shown above.
Issue Check to:
                                                                Mail Check to:
Name ..............................................
                     (PLEASE PRINT)                             Name ..............................................
                                                                                   (PLEASE PRINT)
Address............................................
                                                                Address............................................
 ...................................................
                   (INCLUDE ZIP CODE)                           ...................................................
                                                                                 (INCLUDE ZIP CODE)
 ...................................................
    (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)            ...................................................
                                                                  (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
---------------------------------------------------------       -----------------------------------------------------



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                             SHAREHOLDERS SIGN HERE


 ...............................................................................

 ...............................................................................
                            SIGNATURE(S) OF HOLDER(S)

Dated........................, 1999

(Must be signed by former holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by the person(s) who were authorized to become registered holder(s) immediately prior to the Compulsory Acquisition by certificates and documents transmitted herewith. If signature is by an officer of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or any other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 3.)

Name(s).........................................................................

 ................................................................................
                                 (PLEASE PRINT)

Capacity (full title)...........................................................

Address.........................................................................

 ................................................................................
                               (INCLUDE ZIP CODE)

Country of Domicile (for individuals)...........................................

State of Registration (for corporations)........................................

Area Code and Tel. No...........................................................

Taxpayer Identification or
Social Security No.  ...........................................................

                            GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTION 3)

Authorized Signature(s).........................................................

Name ...........................................................................

Name of Firm....................................................................

Address.........................................................................

 ................................................................................
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number..................................................

Dated:......................., 1999

                                  INSTRUCTIONS
            (Forming Part of the Terms and Conditions of this Letter)

         1. DELIVERY OF LETTER AND SHARES. This Letter is to be completed by former Shareholders of the Company and Share Certificate(s) are to be forwarded herewith. Share Certificate(s) evidencing all physically submitted Shares, as well as this Letter or a facsimile thereof, properly completed and duly executed, and any other documents required by this Letter, must be received by the Company at the address set forth herein.

         THE METHOD OF DELIVERY OF A SHARE CERTIFICATE, THIS LETTER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE RISK OF THE FORMER HOLDER. A SHARE CERTIFICATE WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE COMPANY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS STRONGLY RECOMMENDED.

         All questions as to the validity, form and eligibility of any surrender of Share Certificate(s) will be determined by the Company, and such determination shall be final and binding. The Company reserves the right to waive any irregularities or defects in the surrender of any Share Certificate(s), and its interpretation of the terms and conditions of this Letter or any other documents delivered therewith with respect to such irregularities shall be final and binding. A surrender will not be deemed to have been validly made until all irregularities and defects have been cured or waived.

         2. INADEQUATE SPACE. Insert in the box, "Description of Certificates Surrendered," the certificate number(s) of the Share Certificate(s) which you are surrendering herewith and the number of Shares represented by each Share Certificate. If the space provided herein is inadequate, the certificate numbers of the Share Certificate(s) and/or the number of Shares submitted should be listed on a separate signed schedule and attached hereto.

         3. GUARANTEE OF SIGNATURES; SIGNATURES ON LETTER; AND STOCK POWERS AND ENDORSEMENTS. No signature guarantee is required on this Letter (i) if this Letter is signed by the former holder(s) of Share Certificate(s) submitted herewith, unless such holder(s) has (have) completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (ii) if such Share Certificate(s) are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association (each of the foregoing being herein called an "Eligible Institution"). In all other cases, all signatures on this Letter, any Share Certificate or stock powers must be guaranteed by an Eligible Institution.

         If Share Certificate(s) were registered immediately prior to the Compulsory Acquisition in the name of a person(s) other than the signer of this Letter or if payment is to be made or delivered to a person(s) other than the former holder(s), then the submitted Share Certificate(s) must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the former holder(s) appear on the Share Certificate(s) or stock powers, with

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the signatures on this Letter and the Share Certificate(s) or stock powers guaranteed by an Eligible Institution.

         If this Letter is signed by the former holder(s) of the Share Certificate(s) submitted hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Share Certificate(s) submitted hereby were held of record by two or more joint owners, all such owners must sign this Letter.

         If any of the submitted Share Certificate(s) are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters (or copies hereof) as there are different registrations on Share Certificates.

         If this Letter or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

         4. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 4, the Company will pay all stock transfer taxes with respect to the transfer of Shares to it or its order pursuant to the Compulsory Acquisition. If, however, payment for the Shares is to be made to any person other than the former holder(s) or if submitted Share Certificate(s) were registered in the name of any person other than the person(s) signing this Letter, the amount of any stock transfer taxes (whether imposed on the former holder or such person) payable on account of the transfer to such person will be deducted from the price for the Shares unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

         Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) listed in this Letter.

         5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the payment for the Shares accepted for payment is to be issued in the name of a person other than the signer of this Letter, or if a check is to be sent to a person other than the signer of this Letter, or to an address other than that shown above, the appropriate boxes on this Letter should be completed. If such special instructions are not completed, please issue and mail the check for the price of the Shares to the former holder(s) whose name(s) and address(es) appear under "Description of Certificates Surrendered."

         6. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of this Letter may be directed to the Company at the address and phone number set forth herein, or from brokers, dealers, commercial banks or trust companies.

         7. WITHHOLDING. Israeli law requires that any person making a payment to a person who is not a resident of Israel, whether to the non-resident or to another person for him, withhold 25% of that payment as taxation. In specific cases, obligations to withhold taxation (at various

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rates) may apply to Israeli residents as well. The income tax authorities are empowered to exempt such payments, in whole or in part, from withholding requirements.

         The entitlement of a foreign resident to receive a whole or partial exemption will be determined generally by the provisions of the tax treaty (if there is one) between his country of domicile (or in the case of a corporation, its country of registration) and the State of Israel as well as other factors. Where a withholding obligation exists, the entitlement of an Israeli resident to receive an exemption may depend on numerous factors.

         In its discretion and without taking any obligation on itself to do so, the Company may choose to request an exemption for a payment to a former holder who it believes may be entitled to receive such exemption. An application for such exemption may result in delay in the Company's making payment hereunder. The Company can give no assurance that such request, if made, will bring about a whole or partial exemption.

         8. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any Share Certificate(s) have been lost, destroyed or stolen, the former holder should promptly notify the Company by checking the box entitled "Lost, Destroyed or Stolen Share Certificates" and indicating the number of Shares lost. The former holder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

         9. ADDRESS AND TELEPHONE NUMBER. This Letter should be submitted to the Company at the address listed below. Any inquiries may be directed to David Schottenfels at 972-2-625-7751 or William D. Baskett at 513-723-2444.

         c/o David Schottenfels
         29B Hayesod Street
         Jerusalem, Israel

         Fax: 972-2-625-0461

                                                     Very truly yours,


                                                     WIZTEC SOLUTIONS LTD.